Debt	12 Months Ended
Dec. 31, 2013
Debt [Abstract]
Debt
07.
Debt
Information concerning short-term borrowings is as follows:

December 31	2013	2012
Short-term borrowings	$34.2	$43.3
Weighted-average interest rates	12.5%	9.1%
We maintain separate bank credit lines with financial institutions to meet working capital needs of our subsidiary operations. As of December 31, 2013, such uncommitted credit lines totaled $376.9, of which $339.9 was unused. Due to limitations on subsidiary borrowings in our revolving credit agreement, additional subsidiary borrowings of $263.0 could be made under these facilities as of December 31, 2013.
A summary of long-term debt is as follows:

December 31	2013	2012
Euro-denominated notes:
€350 due June 2018	$480.9	$461.7
€200 due June 2013	—	263.8
Other	2.8	1.3
	483.7	726.8
Less — current maturities	1.8	264.7
Long-term debt	$481.9	$462.1
EURO NOTES
On June 14, 2013, upon maturity, we paid off our €200.0 aggregate principal amount of 4.75% notes with available cash.
On June 22, 2012, we offered and sold €350.0 aggregate principal amount of the Company’s 4.50% notes due June 22, 2018 (the “€350.0 Notes”). The net proceeds from the €350.0 Notes of €348.7 were used to repay borrowings under our revolving credit facility that were drawn in May 2012 to repay our €300.0 notes that matured on June 1, 2012 and for general corporate purposes. The €350.0 Notes were issued at a price of 99.974% to yield an effective interest rate of 4.505%. Interest on the €350.0 Notes is payable in arrears on June 22 of each year. The €350.0 Notes are unsecured senior obligations and rank equally with all of our existing and future senior unsecured debt and other liabilities. We may redeem the €350.0 Notes, in whole but not in part, at our option at any time for a redemption price determined in accordance with the term of the €350.0 Notes. The notes also contain certain customary non-financial restrictive covenants and eventsof default.

When the €350.0 Notes mature, we plan to repay the amount with available cash, borrowings under our $600.0 revolving credit facility or a new borrowing. The credit terms, including interest rate and facility fees, of any replacement borrowings will be dependent upon the condition of the credit markets at that time. We currently do not anticipate any problems accessing the credit markets should we decide to replace the €350.0 Notes.
The €350.0 Notes have been designated as a hedge of our net investment in subsidiaries with a euro-functional currency. Since our net investment in these subsidiaries exceeds the respective amount of the designated borrowings, translation gains or losses related to these borrowings are included as a component of accumulated other comprehensive income. (See the Significant Matters Affecting Results of Operations section of Management’s Discussion & Analysis and Note 12 to the Consolidated Financial Statements for further information.)
REVOLVING CREDIT AGREEMENT
On October 15, 2013, we amended and restated our Five-Year Credit Agreement (“the Amended Agreement”) with a syndicate of commercial banks to, among other things: decrease the revolving commitments from $800.0 to $600.0, revise the termination date of the facility from October 5, 2016 to October 15, 2018, and permit the termination date of the facility to be extended by an additional year twice during the term of the Amended Agreement. The remaining material terms and conditions of the Amended Agreement are substantially similar to the material terms and conditions of our Five-Year Credit Agreement dated October 5, 2011.
The Amended Agreement allows for borrowing in various currencies and up to $150.0 may be used for the issuanceof stand-by letters of credit. We had no borrowings under this facility as of both December 31, 2013 and 2012. Outstanding letters of credit issued under the Amended Agreement totaled $0.9 as of both December 31, 2013 and 2012. Additional borrowings of $599.1 and $799.1 were available to us under the facility as of December 31, 2013 and 2012, respectively.
Under the Amended Agreement, a credit ratings-based pricing grid determines the facility fee and the credit spread that we add to the applicable interbank borrowing rate on all borrowings. At our current credit rating, the annual facility fee is 22.5 bps paid on the entire $600.0 facility and the credit spread is 127.5 bps on any borrowings. Any downgrades from the credit agencies would unfavorably impact our facility fees and result in additional costs ranging from approximately $0.2 to $0.3 annually.
The Amended Agreement contains customary restrictive covenants pertaining to our management and operations, including limitations on the amount of subsidiary debt that we may incur and limitations on our ability to pledge assets, as well as financial covenants requiring, among other things, that we comply with a leverage ratio (net Debt-to-EBITDA) of not greater than 3.5 to 1 and a fixed charge coverage ratio of not less than 1.5 to 1. The Amended Agreement also contains customary events of default, including, among others, payment defaults, material inaccuracy of representations and warranties, covenant defaults, bankruptcy or involuntary proceedings, certain monetary and non-monetary judgments, change of control and customary ERISA defaults.
As defined in the Amended Agreement, we had a net Debt-to-EBITDA ratio of 0.28 to 1 (compared to the maximum allowable ratio of 3.5 to 1) and a Fixed Charge Coverage ratio of 3.29 to 1 (compared to the minimum required ratio of 1.5 to 1) as of December 31, 2013.
DEBT MATURITIES
The maturities of long-term debt payable within each of the four years subsequent to December 31, 2014 are as follows: 2015 — $1.0, 2016 — $0.0, 2017 — $0.0, 2018 — $480.9.